                                                                    EXHIBIT 99.8

CASE NAME:         KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS

CASE NUMBER:       401-40789-BJH-11

JUDGE:             BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002
                                       ----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                    TREASURER
----------------------------------------      ----------------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                      MARCH 7, 2002
----------------------------------------      ----------------------------------
Printed Name of Responsible Party                           Date


PREPARER:
/s/ DENNIS S. FAULKNER                               DEBTOR'S ACCOUNTANT
----------------------------------------      ----------------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                      MARCH 7, 2002
----------------------------------------      ----------------------------------
Printed Name of Preparer                                    Date

CASE NAME:    KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 1

CASE NUMBER:  401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                                 SCHEDULED              MONTH
ASSETS                                                             AMOUNT              JAN-02             MONTH             MONTH
------                                                           ----------            ------             -----             -----
1.    Unrestricted Cash (FOOTNOTE)                                   41,421                   0
2.    Restricted Cash
3.    Total Cash                                                     41,421                   0
4.    Accounts Receivable-Net (FOOTNOTE)                         17,545,859             314,759
5.    Inventory (FOOTNOTE)                                       27,611,039
6.    Notes Receivable
7.    Prepaid Rent                                                  236,697
8.    Other (Attach List)                                           303,392
9.    Total Current Assets                                       45,738,408             314,759
10.   Property, Plant & Equipment                                22,049,500           9,739,582
11.   Less: Accumulated Depreciation/Depletion                   (6,151,901)           (844,526)
12.   Net Property, Plant & Equipment (FOOTNOTE)                 15,897,599           8,895,056
13.   Due From Insiders
14.   Other Assets - Net of Amortization (Attach List)            5,741,869             481,876
15.   Other (Attach List)                                       100,961,429         124,215,962
16.   Total Assets                                              168,339,305         133,907,653

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable (FOOTNOTE)                                                          413,580
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List) (Footnote)                                                  1,705,946
23.   Total Post Petition Liabilities                                                 2,119,526

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                                    75,885,064          13,509,318
25.   Priority Debt (FOOTNOTE)                                    1,412,879
26.   Unsecured Debt                                             19,966,456          18,555,081
27.   Other (Attach List)                                       243,205,150         244,993,483
28.   Total Pre Petition Liabilities                            340,469,549         277,057,882
29.   Total Liabilities                                         340,469,549         279,177,408

EQUITY

30.   Pre Petition Owners' Equity                                                  (172,130,244)
31.   Post Petition Cumulative Profit Or (Loss)                                     (33,710,908)
32.   Direct Charges To Equity (FOOTNOTE)                                            60,571,397
33.   Total Equity                                                                 (145,269,755)
34.   Total Liabilities and Equity                                                  133,907,653

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

 CASE NAME:    KEVCO DISTRIBUTION, LP                             SUPPLEMENT TO

 CASE NUMBER:  401-40789-BJH-11                                ACCRUAL BASIS - 1

 COMPARATIVE BALANCE SHEET

                                                      SCHEDULED           MONTH
 ASSETS                                                AMOUNT             JAN-02             MONTH             MONTH
 ------                                               ---------           ------             -----             -----
 A.     Inventory Vendor Deposit                       130,000
 B.     Leased Facility Deposit                        173,392
 C.
 D.
 E.

 TOTAL OTHER ASSETS -  LINE 8                          303,392                  0

 A.     Goodwill: Shepherd Products                  5,223,119
 B.     Goodwill: DARCO                                518,750
 C.     Capitalized Lease                                                 481,876
 D.
 E.

 TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14   5,741,869            481,876

 A.     Intercompany Receivables (FOOTNOTE)        100,961,429        124,215,962
 B.
 C.
 D.
 E.

 TOTAL OTHER ASSETS -  LINE 15                     100,961,429        124,215,962

 POST PETITION LIABILITIES

 A.     Accrued Liabilities                                               588,787
 B.     Long Term Leases                                                1,107,492
 C.     Accrued Interest: Bank                                              9,667
 D.
 E.

 TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                       1,705,946

 PRE PETITION LIABILITIES

 A.     Interco.Payables (FOOTNOTE)                114,705,150        116,493,483
 B.     10 3/8% Senior Sub. Notes                  105,000,000        105,000,000
 C.     Sr. Sub. Exchangeable Notes                 23,500,000         23,500,000
 D.
 E.

 TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27   243,205,150        244,993,483

 CASE NAME:      KEVCO DISTRIBUTION, LP                       ACCRUAL BASIS - 2

 CASE NUMBER:    401-40789-BJH-11


 INCOME STATEMENT

                                                           MONTH                                                     QUARTER
 REVENUES                                                  JAN-02             MONTH              MONTH                TOTAL
 --------                                                  ------             -----              -----               -------

 1.   Gross Revenues
 2.   Less: Returns & Discounts
 3.   Net Revenue

 COST OF GOODS SOLD

 4.   Material
 5.   Direct Labor
 6.   Direct Overhead
 7.   Total Cost Of Goods Sold
 8.   Gross Profit

 OPERATING EXPENSES

 9.   Officer / Insider Compensation
 10.  Selling & Marketing
 11.  General & Administrative                                3,900                                                    3,900
 12.  Rent & Lease
 13.  Other (Attach List)                                     3,635                                                    3,635
 14.  Total Operating Expenses                                7,535                                                    7,535
 15.  Income Before Non-Operating
      Income & Expense                                       (7,535)                                                  (7,535)

 OTHER INCOME & EXPENSES

 16.  Non-Operating Income (Att List)                         2,133                                                    2,133
 17.  Non-Operating Expense (Att List)
 18.  Interest Expense
 19.  Depreciation / Depletion
 20.  Amortization
 21.  Other (Attach List)
 22.  Net Other Income & Expenses                             2,133                                                    2,133

 REORGANIZATION EXPENSES

 23.  Professional Fees
 24.  U.S. Trustee Fees
 25.  Other (Attach List)
 26.  Total Reorganization Expenses
 27.  Income Tax
 28.  Net Profit (Loss)                                      (5,402)                                                  (5,402)


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

 CASE NAME:    KEVCO DISTRIBUTION, LP                          SUPPLEMENT TO

 CASE NUMBER:  401-40789-BJH-11                               ACCRUAL BASIS - 2


 INCOME STATEMENT

                                                 MONTH                                             QUARTER
 OPERATING EXPENSES                              JAN-02        MONTH             MONTH              TOTAL
 ------------------                              ------        -----             -----             -------

 A.  Repairs & Maintenance                       3,635                                               3,635
 B.
 C.
 D.
 E.

 TOTAL OTHER OPERATING EXPENSES - LINE 13        3,635                                               3,635

 OTHER INCOME & EXPENSES

 A.  Collection of Bad Debt                      2,133                                               2,133
 B.
 C.
 D.
 E.

 TOTAL NON-OPERATING INCOME - LINE 16            2,133                                               2,133

 A.
 B.
 C.
 D.
 E.

 TOTAL NON-OPERATING EXPENSE - LINE 17

 A.
 B.
 C.
 D.
 E.

 TOTAL OTHER EXPENSE - LINE 21

 REORGANIZATION EXPENSES

 A.
 B.
 C.
 D.
 E.

 TOTAL OTHER REORGANIZATION EXPENSES - LINE 25

 CASE NAME:       KEVCO DISTRIBUTION, L                       ACCRUAL BASIS - 3

 CASE NUMBER:     401-40789-BJH-11


 CASH RECEIPTS AND                                  MONTH                                                 QUARTER
 DISBURSEMENTS                                      JAN-02            MONTH             MONTH              TOTAL
 -------------                                      ------            -----             -----              -----

 1.  Cash - Beginning Of Month                                   SEE ATTACHED SUPPLEMENT AND FOOTNOTE

 RECEIPTS FROM OPERATIONS

 2.  Cash Sales

 COLLECTION OF ACCOUNTS RECEIVABLE

 3.  Pre Petition
 4.  Post Petition
 5.  Total Operating Receipts

 NON-OPERATING RECEIPTS

 6.  Loans & Advances (Attach List)
 7.  Sale of Assets
 8.  Other (Attach List)
 9.  Total Non-Operating Receipts
 10. Total Receipts
 11. Total Cash Available

 OPERATING DISBURSEMENTS

 12. Net Payroll
 13. Payroll Taxes Paid
 14. Sales, Use & Other Taxes Paid
 15. Secured / Rental / Leases
 16. Utilities
 17. Insurance
 18. Inventory Purchases
 19. Vehicle Expenses
 20. Travel
 21. Entertainment
 22. Repairs & Maintenance
 23. Supplies
 24. Advertising
 25. Other (Attach List)
 26. Total Operating Disbursements

 REORGANIZATION DISBURSEMENTS

 27. Professional Fees
 28. U.S. Trustee Fees
 29. Other (Attach List)
 30. Total Reorganization Expenses
 31. Total Disbursements
 32. Net Cash Flow
 33. Cash - End of Month


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION LP            SUPPLEMENT TO ACCRUAL BASIS -3
                                                JANUARY, 2002
CASE NUMBER:   401-40789-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS


                                              DIST LP        MFG           MGMT        HOLDING      COMP     KEVCO INC     TOTAL
                                             ----------   ----------    ----------    ----------   ------   ----------   ----------

 1  CASH-BEGINNING OF MONTH                          --      151,232     3,175,268            --       --        1,000    3,327,500

   RECEIPTS FROM OPERATIONS
 2  CASH SALES                                       --           --                                                             --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3  PRE PETITION                                     --           --                                                             --
 4  POST PETITION                                    --                                                                          --

 5  TOTAL OPERATING RECEIPTS                         --           --            --            --       --           --           --

   NON OPERATING RECEIPTS
 6  LOANS & ADVANCES                                              --                                                             --
 7  SALE OF ASSETS                                            29,212                                                         29,212
 8  OTHER                                         4,448       35,062         4,736            --       --           --       44,246
    INTERCOMPANY TRANSFERS                        6,003      (34,871)       28,868            --                                 --
              SALE EXPENSE REIMBURSEMENT
              INCOME TAX REFUND
              RENT
              PAYROLL TAX ADVANCE RETURNED
              MISC                                4,448                                                --
              INTEREST INCOME                                                4,736

 9  TOTAL NON OPERATING RECEIPTS                 10,451       29,403        33,604            --       --           --       73,458

10  TOTAL RECEIPTS                               10,451       29,403        33,604            --       --           --       73,458

11  CASH AVAILABLE                               10,451      180,635     3,208,872            --       --        1,000    3,400,958

   OPERATING DISBURSEMENTS
12  NET PAYROLL                                                             17,178                                           17,178
13  PAYROLL TAXES PAID                                            --        33,873                                           33,873
14  SALES, USE & OTHER TAXES PAID                                 --            --
15  SECURED/RENTAL/LEASES                                         --         5,078                                            5,078
16  UTILITIES                                                     --           192                                              192
17  INSURANCE                                                     --        37,859                                           37,859
18  INVENTORY PURCHASES                                           --            --
19  VEHICLE EXPENSE                                               --            --
20  TRAVEL                                                        --            --
21  ENTERTAINMENT                                                 --            --
22  REPAIRS & MAINTENANCE                         3,260           --                                                          3,260
23  SUPPLIES                                                      --            --
24  ADVERTISING                                                   --
25  OTHER                                         7,191       29,220         4,617            --       --           --       41,028
              LOAN PAYMENTS                                   29,212                                                         29,212
              FREIGHT                                             --                                                             --
              CONTRACT LABOR                                      --                                                             --
              401 K PAYMENTS                                      --                                                             --
              PAYROLL TAX ADVANCE ADP                                                                                            --
              WAGE GARNISHMENTS                                                                                                  --
              MISC                                7,191            8         4,617                                           11,816

26  TOTAL OPERATING DISBURSEMENTS                10,451       29,220        98,797            --       --           --      138,468

   REORGANIZATION DISBURSEMENTS
27  PROFESSIONAL FEES                                             --        92,450                                           92,450
28  US TRUSTEE FEES                                               --        11,500                                           11,500
29  OTHER                                                                                                                        --
30  TOTAL REORGANIZATION EXPENSE                     --           --       103,950            --       --           --      103,950

31  TOTAL DISBURSEMENTS                          10,451       29,220       202,747            --       --           --      242,418

32  NET CASH FLOW                                    --          183      (169,143)           --       --           --     (168,960)

33  CASH- END OF MONTH                               --      151,415     3,006,125            --       --        1,000    3,158,540

CASE NAME:     KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 4

CASE NUMBER:   401-40789-BJH-11

                                                   SCHEDULED                  MONTH
ACCOUNTS RECEIVABLE AGING                           AMOUNT                    JAN-02                  MONTH               MONTH
-------------------------                          ---------                  ------                  -----               -----

1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +                                                                       314,759
5. Total Accounts Receivable                      17,545,859                  314,759
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net) (Footnote)           17,545,859                  314,759


AGING OF POST PETITION                                        MONTH: January-02
TAXES AND PAYABLES                                                   ----------

                               0 - 30            31 - 60                 61 - 90                   91 +
TAXES PAYABLE                   DAYS               DAYS                    DAYS                    DAYS               TOTAL
-------------                  ------            --------                -------                   -----              -----

1. Federal
2. State
3. Local
4. Other (See Below)          413,580                                                                                413,580
5. Total Taxes Payable        413,580                                                                                413,580
6. Accounts Payable                                                                                                        0

                                                               MONTH: January-02
                                                                      ----------
STATUS OF POST PETITION TAXES

                                               BEGINNING TAX        AMOUNT WITHHELD                               ENDING TAX
FEDERAL                                          LIABILITY*          AND/OR ACCRUED        (AMOUNT PAID)           LIABILITY
-------                                        -------------       ----------------        -------------          -----------


1. Withholding **
2. FICA - Employee **
3. FICA - Employer **
4. Unemployment
5. Income
6. Other (Attach List)
7. Total Federal Taxes
STATE AND LOCAL
8. Withholding
9. Sales
10.Excise
11.Unemployment
12.Real Property (Footnote)                          413,580                                                         413,580
13.Personal Property
14.Other (Attach List)
15.Total State And Local                             413,580                                                         413,580
16.Total Taxes                                       413,580                                                         413,580

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 5

CASE NUMBER:  401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH: January-02
                                                                     -----------

    BANK RECONCILIATIONS                              Account # 1        Account # 2
    --------------------                              -----------        -----------
    A.  BANK:                                                                            Other Accounts
    B.  ACCOUNT NUMBER:                                                                  (Attach List)          TOTAL
    C.  PURPOSE (TYPE):
    1.  Balance Per Bank Statement
    2.  Add: Total Deposits Not Credited
    3.  Subtract: Outstanding Checks
    4.  Other Reconciling Items
    5.  Month End Balance Per Books                                                                                  0
    6.  Number of Last Check Written


    INVESTMENT ACCOUNTS

    BANK, ACCOUNT NAME & NUMBER                    DATE OF PURCHASE   TYPE OF INSTRUMENT   PURCHASE PRICE      CURRENT VALUE
    ---------------------------                    ----------------   ------------------   --------------      -------------


    7.

    8.

    9.

    10. (Attach List)

    11. Total Investments                                                                                                0

    CASH

    12. Currency On Hand                                                                                                 0
    13. Total Cash - End of Month                                                                                        0



This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 6

CASE NUMBER:  401-40789-BJH-11                                MONTH: January-02
                                                                   -------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                TYPE OF        AMOUNT            TOTAL PAID
         NAME                   PAYMENT         PAID              TO DATE
         ----                   -------        ------            ----------
1. Martin, Steve                Payroll                            99,229
2. Martin, Steve                Exp. Reimb.                         1,390
3.
4.
5. (Attach List)
6. Total Payments To Insiders                                     100,619

                                  PROFESSIONALS


                                         DATE OF
                                       COURT ORDER
                                       AUTHORIZING       AMOUNT        AMOUNT     TOTAL PAID   TOTAL INCURRED
         NAME                            PAYMENTS       APPROVED        PAID        TO DATE        UNPAID *
         ----                          -----------      --------       ------     ----------   --------------
1.
2.
3.
4.
5. (Attach List)
6. Total Payments To Professionals

         * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS


                                SCHEDULED           AMOUNTS           TOTAL
                                 MONTHLY             PAID             UNPAID
                                PAYMENTS            DURING             POST
   NAME OF CREDITOR               DUE                MONTH           PETITION
   ----------------             ---------           -------         ----------
1. Bank of America                                                  13,509,318
2. Leases Payable                                                   None
3.
4.
5. (Attach List)
6. TOTAL                                                            13,509,318

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:           KEVCO DISTRIBUTION, LP                  ACCRUAL BASIS - 7

CASE NUMBER:         401-40789-BJH-11
                                                              MONTH:  January-02
                                                                   -------------
QUESTIONNAIRE


                                                                                 YES           NO
                                                                                 ---           --
1.  Have any Assets been sold or transferred outside the normal course of
    business this reporting period?                                                             X

2.  Have any funds been disbursed from any account other than a debtor in
    possession account?                                                                         X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from
    related parties?                                                              X

4.  Have any payments been made on Pre Petition Liabilities this reporting
    period?                                                                                     X

5.  Have any Post Petition Loans been received by the debtor from any party?                    X

6.  Are any Post Petition Payroll Taxes past due?                                               X

7.  Are any Post Petition State or Federal Income Taxes past due?                               X

8.  Are any Post Petition Real Estate Taxes past due?                                           X

9.  Are any other Post Petition Taxes past due?                                                 X

10. Are any amounts owed to Post Petition creditors delinquent?                                 X

11. Have any Pre Petition Taxes been paid during the reporting period? X

12. Are any wage payments past due?                                                             X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE


                                                                                       YES           NO
                                                                                       ---           --
1.  Are Worker's Compensation, General Liability and other necessary insurance
    coverages in effect?                                                                X

2.  Are all premium payments paid current?                                              X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.



                              INSTALLMENT PAYMENTS


TYPE OF POLICY                 CARRIER             PERIOD COVERED    PAYMENT AMOUNT & FREQUENCY
--------------                 -------             --------------    --------------------------
Property                  Lexington, Allianz       5/29/00-3/1/02     Semi-Annual     $26,485
Auto                      Liberty Mutual           9/1/00-3/1/02      Semi-Annual     $3,333
General Liability         Liberty Mutual           9/1/00-3/1/02      Semi-Annual     $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

 CASE NAME:    KEVCO DISTRIBUTION, LP                       FOOTNOTES SUPPLEMENT

 CASE NUMBER:  401-40789-BJH-11                                ACCRUAL BASIS

                                                         MONTH: January 31, 2002
                                                               -----------------



ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER     FOOTNOTE / EXPLANATION
------      -----------     ----------------------
  1               1         Pursuant to the February 12, 2001 Order (1)
  3               1         Authorizing Continued Use of Existing Forms and
                            Records; (2) Authorizing Maintenance of Existing
                            Corporate Bank Accounts and Cash Management System;
                            and (3) Extending Time to Comply with 11 U.S.C.
                            Section 345 Investment Guidelines, funds in the Bank
                            of America and Key Bank deposit accounts are swept
                            daily into Kevco's lead account number 1295026976.
                            The Bank of America lead account is administered by,
                            and held in the name of, Kevco Management Co.
                            (co-debtor, Case No. 401-40788-BJH-11). Accordingly,
                            all cash receipts and disbursements flow through
                            Kevco Management's Bank of America DIP account. A
                            schedule allocating receipts and disbursements among
                            Kevco, Inc. and its subsidiaries is included in this
                            report as a Supplement to Accrual Basis -3.

  1               4         As of July 2001, the remaining accounts receivable
  4               7         are for commissions earned for the sale of consigned
                            inventory. Although collection is uncertain, Debtor
                            will maintain these receivables on the balance sheet
                            until such time as the likelihood of collection can
                            be more accurately determined.


  1           5, 12         Pursuant to Asset Purchase Agreements approved by
                            the Court (see prior Monthly Operating Reports for
                            details), Debtor has sold most of its assets.

  1              22         The Debtor records on its books accruals for certain
                            liabilities based on historical estimates. While
                            known creditors were listed on the Debtor's
                            Schedules, the estimated amounts were not.
                            Accordingly, for purposes of this report, the
                            accrued liabilities are reflected as post-petition
                            "Accrued Liabilities."

  1              15A        Intercompany receivables/payables are from/to
  1              27A        co-debtors Kevco Management Co. (Case No.
  7               3         401-40788-BJH-11), Kevco Manufacturing, LP (Case No.
                            401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                            401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                            401-40787-BJH-11), Kevco GP, Inc. (Case No.
                            401-40786-BJH-11), Kevco Components, Inc. (Case No.
                            401-40790-BJH-11), and Kevco, Inc. (Case No.
                            401-40783-BJH-11).

  1              18         Property tax owing is an accrual only and not yet
  4              12         due.

  1              24         The direct charges to equity are due to secured debt
  1              32         reductions pursuant to sales of Kevco Manufacturing,
                            LP's operating divisions, the asset sale of the
                            South Region of Kevco Distribution, as well as
                            direct cash payments. The secured debt owed to Bank
                            of America by Kevco, Inc. (Case No. 401-40783-BJH)
                            has been guaranteed by all of its co-debtors (see
                            Footnote 1,27A); therefore, the secured debt is
                            reflected as a liability on all of the Kevco
                            entities. The charge to equity is simply an
                            adjustment to the balance sheet.

  1              25         Pursuant to Order dated February 12, 2001 and
                            Supplemental Order dated March 14, 2001, debtors
                            were authorized to pay pre-petition salaries and
                            wages up to a maximum of $4,300 per employee.
                            Debtors were also (a) allowed to pay accrued
                            vacation to terminated employees and (b) permitted
                            to continue allowing employees to use vacation time
                            as scheduled.